Fees Summary	Jun. 18, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	183,159.73
Total Transaction Valuation	1,326,283,307.44
Total Offset Amount	0
Net Fee	$ 183,159.73